Exhibit 99.2

DTE Energy®

Q2 2010

Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	June 30	December 31
(in Millions)	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$124	$52
Restricted cash	87	84
Accounts receivable (less allowance for doubtful accounts of $246 and $262, respectively)
Customer	1,219	1,438
Other	95	217
Inventories
Fuel and gas	353	309
Materials and supplies	212	200
Deferred income taxes	151	167
Derivative assets	175	209
Other	165	201

	2,581	2,877

Investments
Nuclear decommissioning trust funds	824	817
Other	428	598

	1,252	1,415

Property
Property, plant and equipment	21,137	20,588
Less accumulated depreciation, depletion and amortization	(8,366)	(8,157)

	12,771	12,431

Other Assets
Goodwill	2,024	2,024
Regulatory assets	4,128	4,110
Securitized regulatory assets	802	870
Intangible assets	58	54
Notes receivable	127	113
Derivative assets	108	116
Other	182	185

	7,429	7,472

Total Assets	$24,033	$24,195

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	June 30	December 31
(in Millions, Except Shares)	2010	2009
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$684	$723
Accrued interest	114	114
Dividends payable	89	88
Short-term borrowings	—	327
Current portion long-term debt, including capital leases	1,335	671
Derivative liabilities	170	220
Other	539	502

	2,931	2,645

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,584	6,237
Securitization bonds	717	793
Trust preferred-linked securities	289	289
Capital lease obligations	43	51

	6,633	7,370

Other Liabilities
Deferred income taxes	2,209	2,096
Regulatory liabilities	1,397	1,337
Asset retirement obligations	1,480	1,420
Unamortized investment tax credit	80	85
Derivative liabilities	145	198
Liabilities from transportation and storage contracts	89	96
Accrued pension liability	700	881
Accrued postretirement liability	1,316	1,287
Nuclear decommissioning	138	136
Other	315	328

	7,869	7,864

Equity
Common stock, without par value, 400,000,000 shares authorized, 168,791,973 and 165,400,045 shares issued and outstanding, respectively	3,405	3,257
Retained earnings	3,305	3,168
Accumulated other comprehensive loss	(153)	(147)

Total DTE Energy Company Equity	6,557	6,278
Noncontrolling interests	43	38

Total Equity	6,600	6,316

Total Liabilities and Equity	$24,033	$24,195

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Six Months Ended
	June 30
(in Millions)	2010	2009
Operating Activities
Net income	$317	$263
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	504	472
Deferred income taxes	72	88
Other asset (gains), losses and reserves, net	1	3
Changes in assets and liabilities, exclusive of changes shown separately	257	475

Net cash from operating activities	1,151	1,301

Investing Activities
Plant and equipment expenditures — utility	(463)	(581)
Plant and equipment expenditures — non-utility	(52)	(32)
Proceeds from sale of other assets, net	24	32
Restricted cash for debt redemption	1	17
Proceeds from sale of nuclear decommissioning trust fund assets	128	182
Investment in nuclear decommissioning trust funds	(145)	(190)
Consolidation of VIEs	19	—
Other	(4)	(38)

Net cash used for investing activities	(492)	(610)

Financing Activities
Issuance of long-term debt	—	363
Redemption of long-term debt	(91)	(355)
Short-term borrowings, net	(327)	(543)
Issuance of common stock	23	18
Dividends on common stock	(176)	(173)
Other	(16)	(45)

Net cash used for financing activities	(587)	(735)

Net Increase (Decrease) in Cash and Cash Equivalents	72	(44)
Cash and Cash Equivalents at Beginning of Period	52	86

Cash and Cash Equivalents at End of Period	$124	$42

Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2010	2009	2010	2009
Operating Revenues	$1,208	$1,108	$2,354	$2,226

Operating Expenses
Fuel and purchased power	390	372	733	712
Operation and maintenance	326	306	635	622
Depreciation and amortization	210	197	414	385
Taxes other than income	61	44	126	104
Asset gains, net	—	—	(1)	—

	987	919	1,907	1,823

Operating Income	221	189	447	403

Other (Income) and Deductions
Interest expense	77	84	158	163
Interest income	—	(1)	—	(1)
Other income	(9)	(10)	(17)	(17)
Other expenses	11	(12)	17	—

	79	61	158	145

Income Before Income Taxes	142	128	289	258

Income Tax Provision	55	49	111	101

Net Income	$87	$79	$178	$157

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2010	2009	2010	2009
Operating Revenues	$230	$289	$975	$1,048

Operating Expenses
Cost of gas	81	136	539	639
Operation and maintenance	67	118	175	232
Depreciation and amortization	22	27	48	53
Taxes other than income	15	13	31	26
Asset gains	—	(1)	—	(1)

	185	293	793	949

Operating Income (Loss)	45	(4)	182	99

Other (Income) and Deductions
Interest expense	16	16	33	32
Interest income	(2)	(2)	(4)	(4)
Other income	(1)	(2)	(3)	(5)
Other expenses	2	1	3	4

	15	13	29	27

Income (Loss) Before Income Taxes	30	(17)	153	72

Income Tax Provision (Benefit)	11	(5)	55	21

Net Income (Loss)	$19	$(12)	$98	$51

DTE Energy Debt/Equity Calculation
As of June 30, 2010
($ millions)

Short-term borrowings	$—
Current portion of long-term debt, including capital leases	1,335
Mortgage bonds, notes and other	5,584
Securitization bonds, excluding current portion	717
Capital lease obligations	43
less MichCon short-term debt	—
less Securitization bonds, including current portion	(861)

Total debt	6,818

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	6,557

Total capitalization	$13,664

Debt	49.9%
Preferred	2.1%
Common shareholders’ equity	48.0%

Total	100.0%

Sales Analysis — Q2 2010
Electric Sales — Detroit Edison Service Area (GWh)

	Q2 2010	Q2 2009	% Change
Residential	3,602	3,147	14%
Commercial	3,988	4,536	-12%
Industrial	2,605	2,385	9%
Other	799	782	2%

	10,994	10,850	1%
Choice	1,283	344	273%

TOTAL SALES	12,277	11,194	10%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q2 2010	Q2 2009	% Change
Residential	471,181	383,943	23%
Commercial	394,886	419,027	-6%
Industrial	174,018	183,181	-5%
Other	44,701	38,109	17%

	1,084,786	1,024,260	6%
Choice	25,002	8,662	189%

TOTAL REVENUES	1,109,788	1,032,922	7%

Gas Sales — MichCon Service Area (MMcf)

	Q2 2010	Q2 2009	% Change
Residential	11,245	14,068	-20%
Commercial	2,681	3,672	-27%
Industrial	112	140	-20%

	14,038	17,880	-21%

End User Transportation*	27,691	21,436	29%

TOTAL SALES	41,729	39,316	6%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q2 2010	Q2 2009	% Change
Residential	133,968	159,471	-16%
Commercial	30,511	40,820	-25%
Industrial	1,026	1,173	-13%

	165,505	201,464	-18%

End User Transportation*	36,122	26,897	34%

TOTAL REVENUES	201,627	228,361	-12%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q2 2010	Q2 2009	% Change
Actuals	308	154	100%
Normal	193	193

Deviation from normal	60%	-20%
Heating Degree Days
MichCon service territory

	Q2 2010	Q2 2009	% Change
Actuals	596	827	-28%
Normal*	826	865

Deviation from normal	-28%	-4%

*	Normal is 15 year weather for 2010 and 30 year weather for 2009
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q2 2010	Q2 2009
MichCon	(8)	(1)	Milder weather reduced MichCon’s earnings by $8M Q2 2010

Sales Analysis — YTD June 30, 2010
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2010	YTD 2009	% Change
Residential	7,268	6,885	6%
Commercial	7,930	8,959	-11%
Industrial	5,080	5,022	1%
Other	1,600	1,599	0%

	21,878	22,465	-3%
Choice	2,386	661	261%

TOTAL SALES	24,264	23,126	5%

Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2010	YTD 2009	% Change
Residential	939,154	830,966	13%
Commercial	780,056	829,055	-6%
Industrial	334,697	380,231	-12%
Other	90,458	87,023	4%

	2,144,365	2,127,275	1%
Choice	50,731	19,778	157%

TOTAL REVENUES	2,195,096	2,147,053	2%

Gas Sales — MichCon Service Area (MMcf)

	YTD 2010	YTD 2009	% Change
Residential	54,402	64,259	-15%
Commercial	14,755	20,099	-27%
Industrial	329	735	-55%

	69,486	85,093	-18%

End User Transportation*	71,644	63,041	14%

TOTAL SALES	141,130	148,134	-5%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	YTD 2010	YTD 2009	% Change
Residential	608,231	646,279	-6%
Commercial	162,408	200,592	-19%
Industrial	3,385	6,266	54%

	774,024	853,137	-9%

End User Transportation*	113,115	79,253	43%

TOTAL REVENUES	887,139	932,390	-5%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2010	YTD 2009	% Change
Actuals	308	154	100%
Normal	193	193

Deviation from normal	60%	-20%
Heating Degree Days
MichCon service territory

	YTD 2010	YTD 2009	% Change
Actuals	3,636	4,224	-14%
Normal*	4,055	4,171

Deviation from normal	-10%	1%

*	Normal is 15 year weather for 2010 and 30 year weather for 2009
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2010	YTD 2009
MichCon	(16)	2	Milder weather reduced MichCon’s earnings by $16M YTD 2010

Detroit Edison Temperature Normal Sales Analysis -
June 30, 2010
Temperature Normal Electric Sales — Detroit Edison Service Area (GWh)

	Q2 2010	Q2 2009	% Change
Residential	3,390	3,346	1%
Commercial	3,909	4,606	-15%
Industrial	2,596	2,417	7%
Other	799	783	2%

	10,693	11,153	-4%
Choice	1,265	348	264%

TOTAL SALES	11,959	11,501	4%

Temperature Normal Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2010	YTD 2009	% Change
Residential	7,152	7,053	1%
Commercial	7,858	9,019	-13%
Industrial	5,071	5,046	0%
Other	1,600	1,600	0%

	21,681	22,719	-5%
Choice	2,369	665	256%

TOTAL SALES	24,050	23,384	3%

Temperature Normal Electric Sales — Detroit Edison Service Area (Includes Electric Choice) (GWh)

	Q2 2010	Q2 2009	% Change
Residential	3,390	3,346	1%
Commercial	4,617	4,932	-6%
Industrial	3,153	2,440	29%
Other	799	783	2%

TOTAL SALES	11,959	11,501	4%

Temperature Normal Electric Sales — Detroit Edison Service Area (Includes Electric Choice) (GWh)

	YTD 2010	YTD 2009	% Change
Residential	7,152	7,053	1%
Commercial	9,336	9,790	-5%
Industrial	5,962	4,940	21%
Other	1,600	1,600	0%

TOTAL SALES	24,050	23,384	3%

DTE Energy Company
Consolidated Statements of Operations (Unaudited)
(Reconciliation of Reported to Operating Earnings)

	Three Months Ended June 30, 2010
	Reported	Operating	Operating
(in Millions)	Earnings	Adjustments	Earnings

Operating Revenues	$1,792	$—	$1,792

Operating Expenses
Fuel, purchased power and gas	608		608
Operation and maintenance	597	32	629
Depreciation, depletion and amortization	253		253
Taxes other than income	80		80
Gain on sale of non-utility assets	—		—
Other asset (gains) and losses, reserves and impairments, net	(2)		(2)

	1,536	32	1,568

Operating Income	256	(32)	224

Other (Income) and Deductions
Interest expense	136		136
Interest income	(3)		(3)
Other income	(23)		(23)
Other expenses	15		15

	125	—	125

Income Before Income Taxes	131	(32)	99

Income Tax Provision	44	(12)	32

Income from Continuing Operations	87	(20)	67

Discontinued Operations Income, net of tax	—		—

Net Income	87	(20)	67

Less: Net Income Attributable to the Noncontrolling Interests	1		1

Net Income Attributable to DTE Energy Company	$86	$(20)	$66

DTE Energy Company
Consolidated Statements of Operations (Unaudited)
(Reconciliation of Reported to Operating Earnings)

	Six Months Ended June 30, 2010
	Reported	Operating	Operating
(in Millions)	Earnings	Adjustments	Earnings

Operating Revenues	$4,245	$—	$4,245

Operating Expenses
Fuel, purchased power and gas	1,603		1,603
Operation and maintenance	1,249	32	1,281
Depreciation, depletion and amortization	504		504
Taxes other than income	162		162
Gain on sale of non-utility assets	—		—
Other asset (gains) and losses, reserves and impairments, net	(1)		(1)

	3,517	32	3,549

Operating Income	728	(32)	696

Other (Income) and Deductions
Interest expense	276		276
Interest income	(6)		(6)
Other income	(42)		(42)
Other expenses	23		23

	251	—	251

Income Before Income Taxes	477	(32)	445

Income Tax Provision	160	(12)	148

Income from Continuing Operations	317	(20)	297

Discontinued Operations Income, net of tax	—		—

Net Income	317	(20)	297

Less: Net Income Attributable to the Noncontrolling Interests	2		2

Net Income Attributable to DTE Energy Company	$315	$(20)	$295